UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 26, 2018

Ensco plc

(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7659 4660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01             Other Events.

On January 26, 2018, Ensco plc (the “Company”) closed its public offering (the “Offering”) of $1,000,000,000 aggregate principal amount of its 7.75% Senior Notes due 2026 (the “2026 Notes”). The 2026 Notes were issued pursuant to an Indenture, dated as of March 17, 2011 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the fifth supplemental indenture thereto, dated as of January 26, 2018 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).  Accordingly, the financing condition with respect to the Company’s previously announced tender offers for the outstanding notes described below, as set forth in the related Offer to Purchase dated January 10, 2018, as amended, has been satisfied.

The Offering was registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-221706), and was made pursuant to the prospectus dated November 21, 2017, as supplemented by the prospectus supplement dated January 11, 2018 (collectively, the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.  The description of the 2026 Notes and the Indenture are set forth in the Prospectus and are incorporated herein by reference.  The Base Indenture, the Fifth Supplemental Indenture and the form of the 2026 Notes are filed or incorporated by reference as exhibits to this Current Report.

The Company has applied to list the 2026 Notes on the New York Stock Exchange.

The Company has used $615.9 million of the net proceeds from the Offering to fund the purchase price, including the applicable tender premium, payable with respect to the early settlement of the Company’s previously announced tender offers for (i) the outstanding 8.50% Senior Notes due 2019 (“2019 Notes”) issued by Pride International LLC, a wholly owned subsidiary of the Company (“Pride”), (ii) the outstanding 6.875% Senior Notes due 2020 issued by Pride and (iii) the outstanding 4.70% Senior Notes due 2021 issued by the Company.  In addition, Pride has issued a notice of redemption to redeem all outstanding 2019 Notes on February 25, 2018 at a redemption price equal to the principal amount of the 2019 Notes to be redeemed plus a make-whole premium calculated in accordance with the indenture governing the 2019 Notes and accrued and unpaid interest to the redemption date.

Item 9.01           Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

4.1

Indenture dated as of March 17, 2011 by and between the Company and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.22 to Post-Effective Amendment No. 2 to the Registration Statement of Ensco on Form S-3 (File No. 333-156705) filed on March 17, 2011).

4.2	Fifth Supplemental Indenture dated as of January 26, 2018 by and between the Company and Deutsche Bank Trust Company Americas, as trustee.
4.3	Form of Note for 7.75% Senior Notes due 2026 (included in Exhibit 4.2).
5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated January 26, 2018.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: January 26, 2018	/s/ Tommy E. Darby
Tommy E. Darby
Controller